Exhibit 10.1

EXECUTION VERSION

Amended and restated

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

EAGLE BULK SHIPPING INC.

AND

THE OTHER PARTIES LISTED

ON SCHEDULE I HERETO

Dated as of May 13, 2016

i

ii

Amended and Restated

REGISTRATION RIGHTS AGREEMENT

Amended and Restated Registration Rights Agreement (the “Agreement”), dated as of May 13, 2016, is by and among Eagle Bulk Shipping Inc., a Marshall Islands corporation (including any of its successors by merger, acquisition, reorganization, conversion or otherwise, the “Company”), and the Persons set forth on Schedule I hereto. Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to such terms in Section 1.01.

WITNESSETH:

WHEREAS, the Company and certain stockholders of the Company are parties to that certain Registration Rights Agreement, dated as of October 15, 2014 (the “Original Registration Rights Agreement”);

WHEREAS, the Original Registration Rights Agreement has terminated with respect to certain Holders of Registrable Securities under the Original Registration Rights Agreement pursuant to Section 3.01 thereof;

WHEREAS, the parties desire to enter into this Agreement to amend and restate the Original Registration Rights Agreement, it being acknowledged and agreed that this Agreement shall become effective, and the rights and obligations of the parties under this Agreement, shall commence immediately upon the date hereof; and

WHEREAS, the parties hereto desire to provide for, among other things, the grant of registration rights with respect to the Registrable Securities.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and subject to the satisfaction or waiver of the conditions hereof, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.     Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material non-public information that, in the Board of Directors’ good faith judgment, after consultation with independent outside counsel to the Company, would be required to be made in any Registration Statement filed with the Commission by the Company so that such Registration Statement would not contain a material misstatement of fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, would not be required to be publicly disclosed at such time but for the filing of such Registration Statement, and which information the Company has a bona fide business purpose for not disclosing publicly at such time.

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act; provided that no Holder shall be deemed an Affiliate of the Company or its Subsidiaries for purposes of this Agreement; provided further that neither portfolio companies (as such term is commonly used in the private equity industry) of a Holder nor limited partners, non-managing members or other similar direct or indirect investors in a Holder shall be deemed to be Affiliates of such Holder. The term “Affiliated” has a correlative meaning.

“Agreement” has the meaning set forth in the preamble.

“Authorized Agent” has the meaning set forth in Section 3.10.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks located in New York, New York are required or authorized by law or executive order to be closed.

“Closing Price” means, with respect to the Registrable Securities, as of any date of determination, (i) if the Registrable Securities are listed on a national securities exchange, the closing price per share of a Registrable Security on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Registrable Securities are then listed or admitted to trading; or (ii) if the Registrable Securities are not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market on such date, as reported by The Nasdaq Stock Market LLC or such other system then in use; or (iii) if on any such date the Registrable Securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Registrable Securities selected by the Company; or (iv) if none of (i), (ii) or (iii) is applicable, a market price per share determined in good faith by the Board of Directors. If trading is conducted on a continuous basis on any exchange, then the closing price shall be as set forth at 4:00 p.m. New York City time.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means shares of the Company’s common stock, par value $0.01 per share.

“Company” has the meaning set forth in the preamble.

“Company Public Sale” has the meaning set forth in Section 2.04(a).

“Company Share Equivalents” means the Warrants and any other securities exercisable, exchangeable or convertible into Company Shares and any options, warrants or other rights to acquire Company Shares.

“Company Shares” means shares of Common Stock (including the Warrant Shares), any securities into which such shares of Common Stock shall have been changed, or any securities resulting from any reclassification, recapitalization or similar transactions with respect to such shares of Common Stock.

“Designated Exchange” means, at the election of the IPO Demanding Holders, either the New York Stock Exchange or the Nasdaq Stock Market.

“Demand Registration” has the meaning set forth in Section 2.02(a).

“Determination Date” has the meaning set forth in Section 2.03(g).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Foreign Private Issuer” means a “foreign private issuer,” as defined in Rule 405 under the Securities Act.

“Form F-1” means a registration statement on Form F-1 under the Securities Act.

“Form S-1” means a registration statement on Form S-1 under the Securities Act.

“Form S-3” means a registration statement on Form S-3 under the Securities Act.

“Form S-4” means a registration statement on Form S-4 under the Securities Act.

“Form S-8” means a registration statement on Form S-8 under the Securities Act.

“Governmental Authority” means any United States federal, state, local (including county or municipal) or foreign governmental, regulatory or administrative authority, agency, division, instrumentality, commission, court, judicial or arbitral body or any securities exchange or similar self-regulatory organization.

“Holder” means any holder of Registrable Securities that is set forth on Schedule I hereto or that succeeds to rights hereunder pursuant to Section 3.06.

“Initiating Shelf Take-Down Holder” has the meaning set forth in Section 2.03(f)(i).

“IPO Demand” has the meaning set forth in Section 2.01(a).

“IPO Demanding Holders” has the meaning set forth in Section 2.01(a).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Listing” means a listing of Common Stock on a national securities exchange in the United States.

“Loss” or “Losses” has the meaning set forth in Section 2.10(a).

“Market Price” means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding thirty (30) days on which the national securities exchanges are open for trading.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 2.03(f)(iii).

“Marketed Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2.03(f)(iii).

“Maximum Offering Size” means, with respect to any offering that is underwritten, the number of securities that, in the good-faith opinion of the managing underwriter or underwriters in such offering (as evidenced by a written notice to the relevant Holders and the Company), can be sold in such offering without being likely to have a significant adverse effect on the price, timing or the distribution of the securities offered or the market for the securities offered.

“Participating Holder” means, with respect to any Registration, including a Company Public Sale or Shelf Take-Down, any Holder of Registrable Securities participating as a selling Holder in such Registration; provided that a Holder shall not be considered a Participating Holder in connection with a Shelf Registration unless and until such Holder participates in a Shelf Take-Down.

“Permitted Assignee” has the meaning set forth in Section 3.06.

“Person” means any individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a Governmental Authority or political subdivision thereof or any other entity.

“Piggyback Registration” has the meaning set forth in Section 2.04(a).

“Postponing Officer’s Certificate” has the meaning set forth in Section 2.02(b).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Public Offering” means an underwritten public offering and sale of Common Stock pursuant to an effective registration statement filed under the Securities Act; provided, that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

“Qualified IPO” means the Company’s first Public Offering and concurrent Listing, commenced at a time when the Company otherwise does not have a class of securities registered under Section 12 of the Exchange Act or a reporting obligation under Section 15(d) of the Exchange Act and whereby (i) the Company (or any Successor Company) shall receive at least $50 million in aggregate gross proceeds from the sale of Common Stock for its own account, before giving effect to any underwriting discounts and commissions and related offering expenses, (ii) the IPO Demanding Holders (together with any other Selling Shareholders) shall receive at least $25 million in aggregate gross proceeds from the resale of Registrable Shares, before giving effect to any underwriting discounts and commissions and related offering expenses or (iii) any combination of the foregoing so long as the combined aggregate gross proceeds to the Company and the IPO Demanding Holders (together with any other Selling Shareholders) is at least $75 million, before giving effect to any underwriting discounts and commissions and related offering expenses.

“Registrable Securities” means any Company Shares, Warrants, Warrant Shares, or any other securities that may be issued or distributed or be issuable or distributable in respect of, or in substitution for, any Company Shares by way of conversion, exercise, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case whether now owned or hereafter acquired by a Holder; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities have been distributed pursuant to Rule 144 or Rule 145 of the Securities Act (or any successor rule), or (iii) a Registration Statement on Form S-8 covering such Registrable Securities is effective.

“Registration” means a registration with the Commission of the offer and sale of the Company’s securities to the public under a Registration Statement. The term “Register” shall have a correlative meaning.

“Registration Expenses” has the meaning set forth in Section 2.09.

“Registration Statement” means any registration statement of the Company that covers the offer and sale of Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Requesting Holder(s)” means, (a) with respect to an IPO Demand, the IPO Demanding Holders and (b) with respect to a Demand Registration, Shelf Registration or Shelf Take-Down, as applicable, the Holder (or Holders, as the case may be) that initiated such Registration or Shelf Take-Down, as the case may be; provided, that all other conditions to such Registration or Self Take-Down are met.

“Requesting Shelf Registration Notice” has the meaning set forth in Section 2.03(b).

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“SEC Guidance” means (i) any publicly available written or oral questions and answers, guidance, forms, comments, requirements or requests of the Commission or its staff, (ii) the Securities Act and (iii) any other rules and regulations of the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Period” has the meaning set forth in Section 2.03(c).

“Shelf Registration” has the meaning set forth in Section 2.03(a).

“Shelf Registration Notice” has the meaning set forth in Section 2.03(a).

“Shelf Registration Statement” means a Registration Statement filed with the Commission on either (i) Form S-3 or (ii) solely if the Company is not permitted to file a Registration Statement on Form S-3 or register all Registrable Securities on such form, an evergreen Registration Statement on Form S-1 (which, in the case the Company is not permitted to register all Registrable Securities on Form S-3, shall register any such shares not registered on Form S-3), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor provision) covering the offer and sale of all or any portion of the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning set forth in Section 2.03(e).

“Shelf Take-Down” has the meaning set forth in Section 2.03(f)(i).

“Shelf Trigger Date” has the meaning set forth in Section 2.03(a).

“Specified Courts” has the meaning set forth in Section 3.10.

“Stockholder Party” has the meaning set forth in Section 2.10(a).

“Subsidiary” means, with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or other business entity.

“Suspending Officer’s Certificate” has the meaning set forth in Section 2.03(e).

“Underwritten Offering” means a Registration in which securities of the Company are sold to an underwriter or underwriters (or other counterparty) for reoffering to the public.

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2.03(f)(ii).

“Valid Business Reason” has the meaning set forth in Section 2.02(b).

“Warrants” means the warrants, exercisable for shares of Common Stock, issued by the Company under the Company’s Prepackaged Plan of Reorganization pursuant to Chapter 11 of the United States Bankruptcy Code, dated August 6, 2014, as confirmed by the United States Bankruptcy Court for the Southern District of New York on September 22, 2014.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (a) (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to Register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 under the Securities Act and (b) is not an “ineligible issuer” as defined in Rule 405 promulgated under the Securities Act.

Section 1.02.     Other Interpretive Provisions. (a)     In this Agreement, except as otherwise provided:

(i)     A reference to an Article, Section, Schedule or Exhibit is a reference to an Article or Section of, or Schedule or Exhibit to, this Agreement, and references to this Agreement include any recital in or Schedule or Exhibit to this Agreement.

(ii)     The Schedules and Exhibits form an integral part of and are hereby incorporated by reference into this Agreement.

(iii)     Headings and the Table of Contents are inserted for convenience only and shall not affect the construction or interpretation of this Agreement.

(iv)     Unless the context otherwise requires, words importing the singular include the plural and vice versa, words importing the masculine include the feminine and vice versa, and words importing persons include corporations, associations, partnerships, joint ventures and limited liability companies and vice versa.

(v)     Unless the context otherwise requires, the words “hereof” and “herein,” and words of similar meaning refer to this Agreement as a whole and not to any particular Article, Section or clause. The words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation.”

(vi)     A reference to any legislation or to any provision of or form or rule promulgated under any legislation shall include any amendment, modification, substitution or re-enactment thereof.

(vii)     If at any time the Company qualifies as a Foreign Private Issuer as defined under Rule 405 under the Securities Act, and if the Company so chooses to take advantage of such Foreign Private Issuer designation, any references in this Agreement to a form or filing that may be made by a domestic registrant shall be deemed to be references to the corresponding form or filing that may be made by an entity that is a Foreign Private Issuer.

(b)     The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intention or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01.     Initial Public Offering on Demand.

(a)     At any time upon written notice delivered to the Company (an “IPO Demand Notice”) by one or more Holders holding, individually or in the aggregate, at least a majority of the outstanding Registrable Securities held by all Holders at the time of such notice (the “IPO Demanding Holders”), the Company will be required, pursuant to the terms of this Agreement and in accordance with the provisions of the Securities Act, to file with the Commission a Registration Statement as specified in Section 2.01(d) solely in connection with an offering that satisfies the definition of a “Qualified IPO,” and if so requested by any IPO Demanding Holders, to include in such Registration the offer and sale of any Registrable Securities of such IPO Demanding Holders and to seek a Listing on a Designated Exchange (an “IPO Demand”). Upon the receipt of an IPO Demand Notice from IPO Demanding Holders, the Company promptly shall notify any other Holder of the receipt of such request. Each IPO Demand by an IPO Demanding Holder (or IPO Demanding Holders, as the case may be) shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

(b)     Each of the Holders (other than the IPO Demanding Holders) may offer such Holder’s Registrable Securities under any such IPO Demand Registration pursuant to this Section 2.01(b). The Company shall (i) as promptly as practicable, but in no event later than ten (10) days after the receipt of a request for an IPO Demand from any IPO Demanding Holder(s), give written notice thereof to all of the Holders (other than such IPO Demanding Holder(s)), which notice shall specify the number of Registrable Securities subject to the request for IPO Demand, the name of the IPO Demanding Holder(s) and the intended method of disposition of such Registrable Securities and (ii) subject to Section 2.01(i), include in the Registration Statement filed pursuant to such IPO Demand all of the Registrable Securities requested by such Holders for inclusion in such Registration Statement from whom the Company has received a written request for inclusion therein within ten (10) days after the receipt by such Holders of such written notice referred to in clause (i) above. Each such request by such Holders shall specify the number of Registrable Securities proposed to be included for registration. Any Holder may waive its rights under this Section 2.01(b) prior to the expiration of such ten (10) day period by giving written notice to the Company.

(c)     Upon the receipt of the IPO Demand Notice and as long as the offering satisfies the definition of “Qualified IPO,” the Company shall, subject to Section 2.01(j), use its commercially reasonable efforts to file (or confidentially submit) such Registration Statement under the Securities Act at the earliest practicable date, but in any event not later than 150 days after the IPO Demand is made and use its commercially reasonable efforts to have such registration statement thereafter become effective with the Commission at the earliest practicable date. The Registration under the Securities Act shall cover the offer and sale of the following securities (subject to Section 2.01(i)):

(i)     the Registrable Securities that the Company has been requested to register by the IPO Demanding Holders,

(ii)     any and all Registrable Securities that the Company has been requested to register by any other Holder, and

(iii)     Common Stock of the Company (or any Successor Company) to be sold by the Company (or any Successor Company) for its own account.

(iv)     Registration of Other Securities. If the Company shall effect an IPO Demand, no securities other than (i) Common Stock to be sold by the Company for its own account and (ii) Registrable Securities requested by the Holders shall be included among the securities covered by such registration unless the Holders holding not less than a majority of the Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

(d)       Registration Statement Form. Registration under Section 2.01(a) shall be on Form F-1 or Form S-1 (or any successor forms thereto). The Company agrees to include in any such Registration Statement filed pursuant to Section 2.01(a) all information that the Holders selling Registrable Securities covered by such registration shall reasonably request in writing; provided that the Company may exclude such information from the Registration Statement if in its opinion, in consultation with outside legal counsel, such information contains a material misstatement of fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and provided further that the Company may, in consultation with outside legal counsel, exclude such information from the Registration Statement that would not otherwise be required to be disclosed in accordance with SEC Guidance if in the reasonable opinion of the underwriter or underwriters selected pursuant to Section 2.01(h), the inclusion of such information would adversely affect the offering of the Registrable Securities included in such Registration Statement.

(e)       [Reserved].

(f)        Effective Registration Statement. An IPO Demand shall not be deemed to have been effected:

(i)     unless (A) a Registration Statement with respect thereto has become effective under the Securities Act and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the sale or disposition of Common Stock or Registrable Securities covered by such registration statement until such time as all of such Common Stock and Registrable Securities have been sold or disposed of in accordance with such Registration Statement, (B) a Registration Statement on Form 8-A (or any successor form thereof) shall have become effective under the Exchange Act and (C) the Common Stock and Registrable Securities, as the case may be, shall have been approved for Listing on the Designated Exchange, subject only to notice of final issuance;

(ii)     if, after they become effective, either of such Registrations on Form S-1 (or Form F-1) or Form 8-A are interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority or court for any reason other than a violation of applicable law solely by any Holder selling Registrable Securities under such registration and has not thereafter become effective; or

(iii)     if the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied or waived other than by reason of any breach or failure by any Holder selling Registrable Securities under such registration or are not otherwise waived.

(g)       Termination of the IPO Demand. The IPO Demanding Holders may at any time terminate their request for an IPO Demand. Despite such termination by the IPO Demanding Holders, in the event that the Board of Directors shall so determine to proceed with the offering, the offering shall not be terminated as long as the offering satisfies the definition of “Qualified IPO.” Any Holder that has requested its Registrable Securities to be included in such registration statement shall continue to have its Registrable Securities so included unless otherwise determined by the Board of Directors.

(h)       Selection of Underwriters. The underwriter or underwriters of the Qualified IPO pursuant to this Section 2.01(a) shall be an internationally recognized investment bank selected by the IPO Demanding Holders, which must be reasonably acceptable to the Company.

(i)        Priority in Requested Registration. If the managing underwriter of a Qualified IPO pursuant to Section 2.01(a) shall advise the Company and the IPO Demanding Holders that, in its opinion, the number of shares of Common Stock and Registrable Shares requested to be included in such registration exceeds the number of shares of Common Stock and Registrable Shares that can be sold in such offering within a price range stated to such managing underwriter by the IPO Demanding Holders, the Company shall include in such Registration, to the extent of the number of shares of Common Stock and Registrable Shares that the Company is advised can be sold in such offering (unless with respect to (i) and (ii) waived by the IPO Demanding Holders in their sole discretion) (i) first, all of the Registrable Securities being sold for the account of the Holders, pro rata among the Holders based on the number of Registrable Securities owned at the time of such registration by such Holders and (ii) second, Common Stock to be sold by the Company for its own account.

(j)        Limitation on IPO Demands. If the Board of Directors, in its good faith judgment, determines that the registration of Registrable Securities pursuant to an IPO Demand, or the amendment or supplement of a Registration Statement filed pursuant to an IPO Demand, would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company or would require the Company to make an Adverse Disclosure (a “Valid Business Reason”), and the Company furnishes to the Participating Holders a certificate signed by the Chief Executive Officer or any other senior executive officer of the Company stating such Valid Business Reason (the “Postponing Officer’s Certificate”), (i) the Company may postpone the filing or effectiveness of the Registration Statement (but not the preparation of the Registration Statement or prospectus included therein) relating to such IPO Demand and (ii) in the case of a Registration Statement that has been filed with respect to an IPO Demand, the Company may postpone amending or supplementing such Registration Statement, in the case of (i) and (ii) until such Valid Business Reason ceases to exist (an “IPO Suspension”), but in no event shall any such postponement be for more than sixty (60) days after the date of the IPO Demand Notice or, if later, the occurrence of the Valid Business Reason. In the event of any such postponement, the IPO Demanding Holder (or IPO Demanding Holders, as the case may be) initiating such IPO Demand shall be entitled to withdraw the IPO Demand request by written notice to the Company. In addition to the Postponing Officer’s Certificate discussed above, the Company shall promptly give written notice to the Participating Holders once the Valid Business Reason for such postponement no longer exists. Notwithstanding anything to the contrary contained herein, the Company may not postpone a filing, amendment or supplement under this Section 2.01(j) due to a Valid Business Reason more than three (3) times, or for more than an aggregate of ninety (90) days, in each case, during any 12-month period. Each Holder shall keep confidential the fact that an IPO Demand is in effect, the Postponing Officer’s Certificate and its contents unless and until otherwise notified by the Company, except (A) for disclosure to such Holder’s employees, agents and professional advisers who reasonably need to know such information for purposes of assisting the Holder with respect to its investment in the Company Shares and agree to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners or other direct or indirect investors who have agreed to keep such information confidential, (C) if and to the extent such matters are publicly disclosed by the Company or any of its Subsidiaries or any other Person that, to the actual knowledge of such Holder, was not subject to an obligation or duty of confidentiality to the Company and its Subsidiaries, (D) as required by law, rule or regulation, provided that the Holder gives prior written notice to the Company of such requirement and the contents of the proposed disclosure to the extent it is permitted to do so under applicable law, and (E) for disclosure to any other Holder.

(k)       Underwriting Procedures. If the IPO Demanding Holder(s) making an IPO Demand request under Section 2.01(a) so elect in the IPO Demand Notice, the Company shall use its commercially reasonable efforts to cause the offering made pursuant to such IPO Demand pursuant to this Section 2.01 to be in the form of a firm commitment underwritten offering. In connection with any IPO Demand under this Section 2.01 involving an underwritten offering, none of the Registrable Securities held by any Holder making a request for inclusion of such Registrable Securities pursuant to Section 2.01(a) and Section 2.01(b) shall be included in such underwritten offering unless, at the request of the underwriters for such IPO Demand, such Holder enters into an underwriting agreement pursuant to the terms of Section 2.07(a) hereof and then only in such quantity subject to Section 2.01(i).

(l)        Certain Undertakings. Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) each Registration Statement in connection with an IPO Demand (as of the effective date thereof), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related Prospectus (including any preliminary Prospectus) or Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein.

Section 2.02.     Demand Registration.

(a)       Request for Demand Registration. At any time and from time to time following 180 days after the closing of the Qualified IPO, and subject to Section 2.12, a Requesting Holder (or Requesting Holders, as the case may be) may make a written request (a “Demand Registration Notice”) to the Company to register, and the Company shall register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8), in accordance with the terms of this Agreement, the number of Registrable Securities stated in such request (a “Demand Registration”), provided, however, and subject to the provisions of Section 2.12, that the Company shall not be obligated to effect (i) more than three (3) such Demand Registrations in any 12-month period in the aggregate for all Requesting Holders and (ii) any Demand Registration with respect to which the Requesting Holder (or Requesting Holders, as the case may be) proposes to sell Registrable Securities in such Demand Registration at an anticipated aggregate offering price (calculated based upon the Market Price of the Registrable Securities on the date on which the Company receives the written request for such Demand Registration) to the public of less than $50 million unless such Demand Registration includes all of the then-outstanding Registrable Securities; provided, however, that such Demand Registration shall not be considered a Demand Registration for the purposes of subclause (a)(i) above if, after a Demand Registration becomes effective, (1) such Demand Registration is interfered with by any stop order or other order of the Commission or other Governmental Authority, or (2) if the Maximum Offering Size determined in accordance with Section 2.02(f) is less than fifty percent (50%) of the Registrable Securities of the Requesting Holder(s) sought to be included in such Demand Registration. Each request for a Demand Registration by a Requesting Holder (or Requesting Holders, as the case may be) shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Subject to this Section 2.02, the Company shall effect such Demand Registration on Form S-1 unless it is otherwise then eligible to effect such Registration on Form S-3.

(b)       Limitations on Demand Registrations. If the Board of Directors, in its good faith judgment, determines that a Valid Business Reason shall exist to postpone the registration of Registrable Securities pursuant to a Demand Registration, or the amendment or supplement of a Registration Statement filed pursuant to a Demand Registration, and the Company furnishes to the Requesting Holder (or Requesting Holders, as the case may be) a Postponing Officer’s Certificate, (i) the Company may postpone the filing or effectiveness of the Registration Statement (but not the preparation of the Registration Statement) relating to such Demand Registration and (ii) in the case of a Registration Statement that has been filed with respect to a Demand Registration, the Company may postpone amending or supplementing such Registration Statement, in the case of (i) and (ii) until such Valid Business Reason ceases to exist (a “Demand Suspension”), but in no event shall any such postponement be for more than sixty (60) days after the date of the Demand Registration Notice or, if later, the occurrence of the Valid Business Reason. In the event of any such postponement, the Requesting Holder (or requesting Holders, as the case may be) initiating such Demand Registration shall be entitled to withdraw the Demand Registration request by written notice to the Company and, if such request is withdrawn, it shall not count as a Demand Registration hereunder. In addition to the Postponing Officer’s Certificate discussed above, the Company shall promptly give written notice to the Requesting Holder (or Requesting Holders, as the case may be) once the Valid Business Reason for such postponement no longer exists. Notwithstanding anything to the contrary contained herein, the Company may not postpone a filing, amendment or supplement under this Section 2.02(b) due to a Valid Business Reason more than three (3) times, or for more than an aggregate of ninety (90) days, in each case, during any 12-month period. Each Holder shall keep confidential the fact that a Demand Suspension is in effect, the Postponing Officer’s Certificate and its contents unless and until otherwise notified by the Company, except (A) for disclosure to such Holder’s employees, agents and professional advisers who reasonably need to know such information for purposes of assisting the Holder with respect to its investment in the Company Shares and agree to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners or other direct or indirect investors who have agreed to keep such information confidential, (C) if and to the extent such matters are publicly disclosed by the Company or any of its Subsidiaries or any other Person that, to the actual knowledge of such Holder, was not subject to an obligation or duty of confidentiality to the Company and its Subsidiaries, (D) as required by law, rule or regulation, provided that the Holder gives prior written notice to the Company of such requirement and the contents of the proposed disclosure to the extent it is permitted to do so under applicable law, and (E) for disclosure to any other Holder.

(c)       Incidental or “Piggy-Back” Rights with Respect to a Demand Registration. Each of the Holders (other than the Requesting Holder(s) that requested the relevant Demand Registration under Section 2.02(a)) may offer such Holder’s Registrable Securities under any such Demand Registration pursuant to this Section 2.02(c). The Company shall (i) as promptly as practicable, but in no event later than three (3) Business Days after the receipt of a request for a Demand Registration from any Requesting Holder(s), give written notice thereof to all of the Holders (other than such Requesting Holder(s)), which notice shall specify the number of Registrable Securities subject to the request for Demand Registration, the name of the Requesting Holder(s) and the intended method of disposition of such Registrable Securities and (ii) subject to Section 2.02(f), include in the Registration Statement filed pursuant to such Demand Registration all of the Registrable Securities requested by such Holders for inclusion in such Registration Statement from whom the Company has received a written request for inclusion therein within ten (10) days after the receipt by such Holders of such written notice referred to in clause (i) above. Each such request by such Holders shall specify the number of Registrable Securities proposed to be registered. Any Holder may waive its rights under this Section 2.02(c) prior to the expiration of such ten (10) day period by giving written notice to the Company.

(d)       Effective Demand Registration. Subject to Sections 2.02(a) and (b), the Company shall use its commercially reasonable efforts to file a Registration Statement relating to the Demand Registration as promptly as practicable (but in no event later than forty-five (45) days after it receives a Demand Registration Notice under Section 2.02(a) hereof) and shall use its commercially reasonable efforts to cause such Registration Statement to become effective as promptly as practicable thereafter. Except as provided herein, the Company shall use its reasonable best efforts to keep any Demand Registration filed pursuant to Section 2.02(a) continuously effective under the Securities Act until the earliest of (i) the date as of which all Registrable Securities have been sold pursuant to such Demand Registration or another Registration Statement filed under the Securities Act, (ii) the date on which this Agreement terminates under Section 3.01 with respect to all Participating Holders and (iii) such shorter period as all of the Participating Holders with respect to such Demand Registration shall agree in writing; provided, however, that the Company shall be provided adequate time as reasonably necessary to provide the Commission with any required updates to the Registration Statement to maintain the continued effectiveness of such Registration Statement.

(e)       Expenses and Withdrawal. The Company shall pay all Registration Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective or such Demand Registration is completed and whether or not all or any portion of the Registrable Securities originally requested to be included in such Demand Registration are ultimately included. Each Participating Holder (including the Requesting Holder(s)) shall be permitted to withdraw all or part of its Registrable Securities from a Demand Registration at any time prior to the execution of the underwriting agreement in connection with such Demand Registration.

(f)        Underwriting Procedures. If the Requesting Holder(s) making a Demand Registration request under Section 2.02(a) so elect in the Demand Registration Notice, the Company shall use its commercially reasonable best efforts to cause the offering made pursuant to such Demand Registration pursuant to this Section 2.02 to be in the form of a firm commitment underwritten offering. In connection with any Demand Registration under this Section 2.02 involving an underwritten offering, none of the Registrable Securities held by any Holder making a request for inclusion of such Registrable Securities pursuant to Sections 2.02(a) and (c) shall be included in such underwritten offering unless, at the request of the underwriters for such Demand Registration, such Holder enters into an underwriting agreement pursuant to the terms of Section 2.07(a) hereof and then only in such quantity as set forth below. If the managing underwriter or underwriters of any proposed Demand Registration informs the Holders that have requested to participate in such Demand Registration that, in its or their good-faith opinion, the number of securities which such Holders intend to include in such offering exceeds the Maximum Offering Size, then the aggregate number of securities to be included in such Demand Registration shall be the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect on such Demand Registration, which number shall be allocated to the Registrable Securities requested to be included in such Demand Registration by the Requesting Holder(s) and the Registrable Securities requested to be included in such Demand Registration by any Holder who is not a Requesting Holder, on a pro rata basis among the Requesting Holder(s) and any Holder(s) that is not a Requesting Holder based on the relative number of Registrable Securities so requested to be included by each such Holder. The Holders of a majority of the Registrable Securities to be included in any Demand Registration shall have the right to select, subject to the prior written consent of the Company (not to be unreasonably withheld or delayed), the managing underwriter or underwriters to administer such offering.

(g)       Certain Undertakings. Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) each Demand Registration Statement (as of the effective date thereof), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related Prospectus (including any preliminary Prospectus) or Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein.

Section 2.03.     Shelf Registration.

(a)       Initial Shelf Registration. Upon the Company becoming eligible for use of Form S-3 in connection with a secondary public offering of its equity securities (the “Shelf Trigger Date”), the Company shall use its reasonable best efforts to prepare and file with the Commission within thirty (30) days a Shelf Registration Statement on Form S-3 covering the resale of all Registrable Securities requested to be included therein in accordance with this Section 2.03(a), and to cause such Shelf Registration Statement to become effective as promptly as practicable (but in no event later than seventy-five (75) days after it shall have filed such Shelf Registration Statement, unless it is not practicable to do so due to circumstances directly relating to outstanding comments of the Commission relating to such Shelf Registration Statement; provided that the Company is using its reasonable best efforts to address any such comments as promptly as possible). If at the time of filing of such Shelf Registration Statement the Company is eligible for use of an Automatic Shelf Registration Statement, then such Shelf Registration Statement shall be filed as an Automatic Shelf Registration Statement in accordance with Section 2.03(g). The Company shall promptly deliver a written notice (a “Shelf Registration Notice”) of such Shelf Registration to all Holders, as promptly as practicable following the Shelf Trigger Date, and in any event within five (5) Business Days thereafter, and the Company shall include in such Shelf Registration Statement all such Registrable Securities of such Holders for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be included in the Shelf Registration Statement and such requests must be received within ten (10) days after the date that such Shelf Registration Notice has been delivered. The Shelf Registration Statement described in this Section 2.03(a) shall relate to the offer and sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the applicable Shelf Registration Statement (hereinafter the “Shelf Registration”). The Company shall use its reasonable best efforts to address any comments from the Commission regarding such Shelf Registration Statement and to advocate with the Commission for the Registration of all Registrable Securities in accordance with SEC Guidance. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Securities on any Shelf Registration Statement, such Shelf Registration Statement shall include the resale of a number of Registrable Securities which is equal to the maximum number of shares as is permitted by the Commission. In such event, the number of Registrable Securities to be included for each Holder in the applicable Shelf Registration Statement shall be reduced pro rata among all Holders requesting to be included in the applicable Shelf Registration Statement.

(b)       Subsequent Requests for Shelf Registration. If at any time subsequent to the Shelf Registration Statement filed pursuant to Section 2.03(a) hereof, the Company receives a Demand Registration Notice from a Requesting Holder (or Requesting Holders, as the case may be) requesting a Demand Registration in the form of a Shelf Registration Statement (a “Requesting Shelf Registration Notice”) to include Registrable Securities not already included for registration on the Shelf Registration Statement filed pursuant to Section 2.03(a) hereof, the Company shall use its reasonable best efforts to prepare and file with the Commission, within thirty (30) days after it receives a Requesting Shelf Registration Notice, a Shelf Registration Statement (or an amendment to an existing Shelf Registration Statement) covering the resale of all Registrable Securities that such Requesting Holder (or Requesting Holders, as the case may be) requests, pursuant to the Requesting Shelf Registration Notice, to include in such Shelf Registration Statement, and shall cause such Shelf Registration Statement to become effective as promptly as practicable (but in no event later than seventy-five (75) days after it shall have filed such Shelf Registration Statement, unless it is not practicable to do so due to circumstances directly relating to the outstanding comments of the Commission relating to such Shelf Registration Statement; provided that the Company is using its reasonable best efforts to address such comments as promptly as possible). Promptly upon delivery of such Requesting Shelf Registration Notice by such Requesting Holder(s) (but in no event more than five (5) Business Days thereafter), the Company shall promptly deliver a Shelf Registration Notice to all Holders (other than the Requesting Holder(s)), and the Company shall include in such Shelf Registration Statement all such Registrable Securities of such Holders for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be included in the Shelf Registration Statement and such requests must be received within ten (10) days after the date that such Shelf Registration Notice has been delivered. If at the time of filing of such Shelf Registration Statement the Company is eligible for use of an Automatic Shelf Registration Statement, then such Shelf Registration Statement shall be filed as an Automatic Shelf Registration Statement in accordance with Section 2.03(g).The Shelf Registration Statements described in this Section 2.03(b) shall relate to the offer and sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the applicable Shelf Registration. The Company shall use its reasonable best efforts to address any comments from the Commission regarding such Shelf Registration Statement and to advocate with the Commission for the Registration of all Registrable Securities in accordance with SEC Guidance. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Securities on any Shelf Registration Statement, such Shelf Registration Statement shall Register the resale of a number of Company Shares which is equal to the maximum number of shares as is permitted by the Commission. In such event, the number of Company Shares to be Registered for each Holder in the applicable Shelf Registration Statement shall be reduced pro rata among all such Holders. Notwithstanding anything to the contrary in this Section 2.03(b), the Company may satisfy its obligation to effectuate the registration of the resale of such Registrable Securities requested to be registered under this Section 2.03(b) by amending an existing Shelf Registration Statement to include such Registrable Securities.

(c)       Continued Effectiveness. Except as provided herein, the Company shall use its reasonable best efforts to keep any Shelf Registration Statement filed pursuant to Section 2.03(a) or Section 2.03(b) continuously effective under the Securities Act until the earliest of (i) the date as of which all Registrable Securities have been sold pursuant to such Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder), (ii) the date on which this Agreement terminates under Section 3.01 with respect to all Participating Holders and (iii) such shorter period as all of the Participating Holders with respect to such Shelf Registration shall agree in writing (such period of effectiveness, the “Shelf Period”).

(d)       Certain Undertakings. Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) each Shelf Registration Statement (as of the effective date of such Shelf Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related Prospectus (including any preliminary Prospectus) or Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with applicable SEC Guidance and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein. The Company agrees, to the extent necessary, to supplement or make amendments to each Shelf Registration Statement if required by the registration form used by the Company for the applicable Registration or by SEC Guidance, or as may reasonably be requested by any Participating Holder.

(e)       Suspension of Registration. If the Board of Directors, in its good faith judgment, determines that a Valid Business Reason shall exist to postpone the filing, amendment, or supplement, or suspend the use, of a Shelf Registration Statement filed pursuant to Section 2.03(a) or Section 2.03(b) and the Company furnishes to the Requesting Holder (or Holders, as the case may be) a certificate signed by the Chief Executive Officer or any other senior executive officer of the Company (the “Suspending Officer’s Certificate”), then the Company may postpone the filing, amendment or supplement (but not the preparation thereof), and/or suspend use, of such Shelf Registration Statement (a “Shelf Suspension”); provided, however, that in no event shall such postponement or suspension be for more than sixty (60) days after the date of the applicable Registration Notice delivered by the Requesting Holder(s) and the Company shall not be permitted to exercise a Shelf Suspension more than three (3) times, or for more than an aggregate of ninety (90) days, in each case, during any 12-month period; provided, further, that in the event of a Shelf Suspension, such Shelf Suspension shall terminate at such earlier time as such Valid Business Reason ceases to exist. Each Holder agrees that, upon delivery of a Suspending Officer’s Certificate, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Shelf Registration Statement until the Company informs such Holder in accordance with this Section 2.03(e), that the Shelf Suspension has been terminated. Each Holder shall keep confidential the fact that a Shelf Suspension is in effect, the Suspending Officer’s Certificate and its contents unless and until otherwise notified by the Company, except (A) for disclosure to such Holder’s employees, agents and professional advisers who reasonably need to know such information for purposes of assisting the Holder with respect to its investment in the Company Shares and agree to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners or other direct or indirect investors who have agreed to keep such information confidential, (C) if and to the extent such matters are publicly disclosed by the Company or any of its Subsidiaries or any other Person that, to the actual knowledge of such Holder, was not subject to an obligation or duty of confidentiality to the Company and its Subsidiaries, (D) as required by law, rule or regulation; provided that the Holder gives prior written notice to the Company of such requirement and the contents of the proposed disclosure to the extent it is permitted to do so under applicable law, and (E) for disclosure to any other Holder. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon delivery of the Suspending Officer’s Certificate. The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus and any Issuer Free Writing Prospectus, if necessary, so it does not contain a material misstatement of fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and furnish to the Holders such numbers of copies of the Prospectus and any Issuer Free Writing Prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to each Shelf Registration Statement if required by the registration form used by the Company for the applicable Registration or by SEC Guidance, or as may reasonably be requested by any Holder. If the filing of any Registration Statement is suspended pursuant to this Section 2.03(e) and the related Registration Notice is withdrawn by the Requesting Holder(s), upon the termination of the Shelf Suspension, the Requesting Holder(s) may request a new Shelf Registration or Shelf Take-Down under Section 2.03(b) or Section 2.03(f) (which shall not be counted as an additional Marketed Underwritten Shelf Takedown for purposes of Section 2.12).

(f)        Shelf Take-Downs.

(i)     Subject to Section 2.12 and this Section 2.03(f), an offering or sale of Registrable Securities pursuant to a Shelf Registration Statement (each, a “Shelf Take-Down”) may be initiated by any Holder (or Holders, as the case may be) that has Registrable Securities registered for sale on such Shelf Registration Statement (an “Initiating Shelf Take-Down Holder”). The Company shall effect such Shelf Take-Down as promptly as practicable in accordance with this Agreement and except as set forth in Section 2.03(f)(iii) with respect to Marketed Underwritten Shelf Take-Downs, each such Initiating Shelf Take-Down Holder shall not be required to permit the offer and sale of Registrable Securities by other Holders in connection with any such Shelf Take-Down initiated by such Initiating Shelf Take-Down Holder(s).

(ii)     Subject to Section 2.12, if the Initiating Shelf Take-Down Holder(s) so elects by written request to the Company, a Shelf Take-Down, with respect to which the anticipated aggregate offering price to the public (calculated based upon the Market Price of the Registrable Securities on the date on which the Company receives such written request) of the Registrable Securities that the Initiating Shelf Take-Down Holder(s) request to include in such Shelf Take-Down is at least $25 million, shall be in the form of an Underwritten Offering (an “Underwritten Shelf Take-Down Notice”), and the Company shall amend or supplement the applicable Shelf Registration Statement for such purpose as soon as practicable. Subject to clause (iii) below, such Initiating Shelf Take-Down Holder(s) shall have the right to select, subject to the prior written consent of the Company (not to be unreasonably withheld or delayed), the managing underwriter or underwriters to administer such offering.

(iii)     If the plan of distribution set forth in any Underwritten Shelf Take-Down Notice includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters over a period expected to exceed 48 hours (a “Marketed Underwritten Shelf Take-Down”), promptly upon delivery of such Underwritten Shelf Take-Down Notice (but in no event more than three (3) Business Days thereafter), the Company shall promptly deliver a written notice (a “Marketed Underwritten Shelf Take-Down Notice”) of such Marketed Underwritten Shelf Take-Down to all Holders (other than the Initiating Shelf Take-Down Holder(s)), and the Company shall include in such Marketed Underwritten Shelf Take-Down all such Registrable Securities of such Holders that are Registered on such Shelf Registration Statement for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be offered and sold pursuant to such Marketed Underwritten Shelf Take-Down, for inclusion therein within ten (10) days after the date that such Marketed Underwritten Shelf Take-Down Notice has been delivered; provided, that if the managing underwriter or underwriters of any proposed Marketed Underwritten Shelf Take-Down informs the Holders that have requested to participate in such Marketed Underwritten Shelf Take-Down that, in its or their good-faith opinion, the number of securities which such Holders intend to include in such offering exceeds the Maximum Offering Size, then the aggregate number of securities to be included in such Marketed Underwritten Shelf Take-Down shall be the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect on such Marketed Underwritten Shelf Take-Down, which number shall be allocated to the Registrable Securities requested to be included in such Marketed Underwritten Shelf Take-Down by the Initiating Shelf Take-Down Holder(s) and the Registrable Securities requested to be included in such Marketed Underwritten Shelf Take-Down by any Holder who is not an Initiating Shelf Take-Down Holder, on a pro rata basis among the Initiating Shelf Take-Down Holder(s) and any other Holder(s) that is not an Initiating Shelf Take-Down Holder who has requested to be included in such Marketed Underwritten Shelf Take-Down based on the relative number of Registrable Securities so requested to be included by each such Holder. The Holders of a majority of the Registrable Securities to be included in any Marketed Underwritten Shelf Take-Down shall have the right to select, subject to the prior written consent of the Company (not to be unreasonably withheld or delayed), the managing underwriter or underwriters to administer such offering. No holder of securities of the Company shall be permitted to include such holder’s securities in any Marketed Underwritten Shelf Take-Down except for Holders who timely request, in accordance with this clause (iii), to include Registrable Securities in such Marketed Underwritten Shelf Take-Down.

(iv)     The Company shall bear all Registration Expenses in connection with any Shelf Registration or any Shelf Take-Down, whether or not such Shelf Registration becomes effective or such Shelf Take-Down is completed and whether or not all or any portion of the Registrable Securities originally requested to be included in such Shelf Registration or Shelf Take-Down are ultimately included. Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Marketed Underwritten Shelf Take-Down at any time prior to the execution of the underwriting agreement in connection with such Marketed Underwritten Shelf Take-Down. Subject to Section 2.12, the number of Shelf Take-Downs that a Holder (or Holders, as the case may be) can initiate is unlimited.

(g)       Automatic Shelf Registration Statements. Upon the Company becoming aware that it has become a Well-Known Seasoned Issuer (it being understood that the Company shall independently verify whether it has become a Well-Known Seasoned Issuer at the end of each calendar month ending after the third anniversary of this Agreement, (i) the Company shall give written notice to all of the Holders as promptly as practicable but in no event later than ten (10) Business Days thereafter, and such notice shall describe, in reasonable detail, the basis on which the Company has become a Well-Known Seasoned Issuer, and (ii) the Company shall, as promptly as practicable and subject to any Shelf Suspension, Register, under an Automatic Shelf Registration Statement, the sale of all of the Registrable Securities in accordance with the terms of this Agreement. The Company shall use its reasonable best efforts to file such Automatic Shelf Registration Statement as promptly as practicable but in no event later than twenty (20) Business Days after it becomes a Well-Known Seasoned Issuer, and to cause such Automatic Shelf Registration Statement to remain effective thereafter until the earlier of the date (x) on which all of the securities covered by such Shelf Registration Statement are no longer Registrable Securities and (y) on which the Company cannot extend the effectiveness of such Shelf Registration Statement because it is no longer eligible for use of Form S-3. The Company shall give written notice of filing such Registration Statement to all of the Holders as promptly as practicable thereafter. At any time after the filing of an Automatic Shelf Registration Statement by the Company, if it is reasonably likely that it will no longer be a Well-Known Seasoned Issuer as of a future determination date (the “Determination Date”), as promptly as practicable and at least thirty (30) days prior to such Determination Date, the Company shall (A) give written notice thereof to all of the Holders and (B) use its reasonable best efforts to file a Registration Statement with respect to a Shelf Registration in accordance with this Section 2.03, treating all selling stockholders identified as such in the Automatic Shelf Registration Statement (and amendments or supplements thereto) as Requesting Holders and use all reasonable best efforts to have such Registration Statement declared effective. Any Registration pursuant to this Section 2.03(g) shall be deemed a Shelf Registration for purposes of this Agreement; provided, however that any Registration pursuant to this Section 2.03(g) shall not be counted as an additional Demand Registration for purposes of subclause (i) in Section 2.02(a).

Section 2.04.     Piggyback Registration.

(a)       Participation. If the Company at any time proposes to file a Registration Statement with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than pursuant to (i) a Registration Statement filed under Section 2.01, Section 2.02 or Section 2.03, it being understood that this clause (i) does not limit the rights of Holders to make written requests pursuant to Section 2.01, Section 2.02 or Section 2.03 or otherwise limit the applicability thereof, (ii) a Registration Statement on Form S-4 or Form S-8, (iii) a Registration of securities solely relating to an offering and sale to employees, directors or consultants of the Company or its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement, (iv) a Registration not otherwise covered by clause (ii) above pursuant to which the Company is offering to exchange its own securities for other securities, (v) a Registration Statement relating solely to dividend reinvestment or similar plans or (vi) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of the Company or any of its Subsidiaries that are convertible or exchangeable for Company Shares and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provisions) of the Securities Act may resell such debt securities and sell the Company Shares into which such debt securities may be converted or exchanged) (any such offering, other than pursuant to a Registration described in the foregoing clauses (i)-(vi), a “Company Public Sale”), then, (A) as soon as practicable (but in no event less than thirty (30) days prior to the proposed date of filing of such Registration Statement), the Company shall give written notice of such proposed filing to all Holders, and such notice shall offer each Holder the opportunity to Register under such Registration Statement such number of Registrable Securities as such Holder may request in writing delivered to the Company within ten (10) days of delivery of such written notice by the Company. Subject to Section 2.04(b), the Company shall include in such Registration Statement all such Registrable Securities that are requested by Holders to be included therein in compliance with the immediately foregoing sentence (a “Piggyback Registration”); provided, that if at any time after giving written notice of its intention to Register any equity securities and prior to the effective date of the Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason not to Register or to delay Registration of the equity securities covered by such Piggyback Registration, the Company shall give written notice of such determination to each Holder that had requested to Register its, his or her Registrable Securities in such Registration Statement and, thereupon, (1) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith, to the extent payable) and (2) in the case of a determination to delay Registering, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering the other equity securities covered by such Piggyback Registration. If the offering pursuant to such Registration Statement is to be underwritten, the Company shall so advise the Holders as a part of the written notice given pursuant this Section 2.04(a), and each Holder making a request for a Piggyback Registration pursuant to this Section 2.04(a) must, and the Company shall make such arrangements with the managing underwriter or underwriters so that each such Holder may, participate in such Underwritten Offering, subject to the conditions of Section 2.04(b). If the offering pursuant to such Registration Statement is to be on any other basis, the Company shall so advise the Holders as part of the written notice given pursuant to this Section 2.04(a), and each Holder making a request for a Piggyback Registration pursuant to this Section 2.04(a) must, and the Company shall make such arrangements so that each such Holder may, participate in such offering on such basis, subject to the conditions of Section 2.04(b). Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.

(b)       Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Company and the Holders that have requested to participate in such Piggyback Registration in writing that, in its or their good-faith opinion, the number of securities which such Holders and any other Persons intend to include in such offering exceeds the Maximum Offering Size, then the aggregate number of securities to be included in such Registration shall be (i) first, 100% of the securities that the Company proposes to sell, (ii) second, the number of Registrable Securities that, in the good-faith opinion of such managing underwriter or underwriters, can be sold without exceeding the Maximum Offering Size, which number shall be allocated pro rata among the Holders that have requested to participate in such Registration based on the relative number of Registrable Securities so requested to be included by each such Holder and (iii) third, any other securities eligible for inclusion in such Registration that, in the good-faith opinion of the managing underwriter or underwriters, can be sold without exceeding the Maximum Offering Size.

(c)       No Effect on Demand and Shelf Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 2.04 shall be deemed to have been effected pursuant to Section 2.02 or Section 2.03 or shall relieve the Company of its obligations under Section 2.01, Section 2.02 or Section 2.03.

Section 2.05.     Black-out Periods.

(a)       Black-out Periods for Holders. In the case of any Company Public Sale or an offering of Registrable Securities pursuant to Section 2.01, Section 2.02 or Section 2.03 that is an Underwritten Offering, each Participating Holder agrees with the Company, if requested by the managing underwriter or underwriters in such Underwritten Offering, to execute a lock-up agreement in customary form, in which the Participating Holders may be required to agree not to (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Company Shares (including Company Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and Company Shares that may be issued upon exercise of any Company Share Equivalents) or securities convertible into or exercisable or exchangeable for Company Shares or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Company Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Shares or other securities, in cash or otherwise, in each case, during the period that is forty-five (45) days (or such greater or lesser period as may be reasonably requested by the managing underwriter or underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in the FINRA rules or any successor provisions or amendments thereto) after the date of the commencement of such Underwritten Offering, to the extent timely notified in writing by the Company or the managing underwriter or underwriters (or such other period as may be reasonably requested by the managing underwriter or underwriters); provided, that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on (i) the Company, (ii) the Chief Executive Officer and/or the Chief Financial Officer of the Company (or persons in substantially equivalent positions), in their capacities as such, or (iii) on any other holder of more than 5% of the Company Shares, in each case, in connection with such Underwritten Offering; provided, further, that nothing herein will prevent any Participating Holder that is a partnership, limited liability company, corporation or other entity from making a distribution of Registrable Securities to the partners, members, stockholders or other equityholders thereof or a transfer to an Affiliate that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 2.05(a), or participating in any merger, acquisition or similar change of control transaction. Notwithstanding the foregoing, any lock-up agreement to be executed shall contain additional exceptions as may be agreed by the Participating Holders and the managing underwriter. This Section 2.05 shall not prohibit any transaction by any Participating Holder that is permitted by its lock-up agreement entered into in connection with an Underwritten Offering with the managing underwriter or underwriters in such Underwritten Offering (as such lock-up agreement is modified or waived by such managing underwriter or underwriters from time to time). The Company may impose stop-transfer instructions with respect to the Company Shares (or other securities) subject to the foregoing restriction until the end of the period referenced above.

(b)       Black-out Period for the Company. In the case of an offering of Registrable Securities pursuant to Section 2.01 that is an Underwritten Offering, Section 2.02 that is an Underwritten Offering, or pursuant to Section 2.03 that is an Underwritten Offering, the Company agrees, if requested by a Requesting Holder (or Requesting Holders, as the case may be) or the managing underwriter or underwriters in such Underwritten Offering, not to (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Company Shares and any Company Shares that may be issued upon exercise of any Company Share Equivalents) or securities convertible into or exercisable or exchangeable for Company Shares or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Company Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Shares or other securities, in cash or otherwise, in each case, during the period beginning seven (7) days before, and ending forty-five (45) days (or such greater or lesser period as may be reasonably requested by the managing underwriter or underwriters and agreed to by the Requesting Holder(s)) (or such other period as may be reasonably requested by the managing underwriter or underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in the FINRA rules or any successor provisions or amendments thereto) after, the date of the commencement of such Underwritten Offering, to the extent timely notified in writing by a Requesting Holder or the managing underwriter or underwriters, as the case may be; provided, that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on (i) the Chief Executive Officer and/or the Chief Financial Officer of the Company (or persons in substantially equivalent positions), in their capacities as such, or (ii) on any other holder of more than 5% of the Company Shares, in each case, in connection with such Underwritten Offering. If requested by the Requesting Holder(s) or the managing underwriter or underwriters of any such Underwritten Offering, the Company shall execute a separate lock-up agreement to the foregoing effect. This Section 2.05 shall not prohibit any transaction by the Company that is permitted by its lock-up agreement or provision entered into in connection with an Underwritten Offering with the managing underwriter or underwriters in such Underwritten Offering (as such lock-up agreement or provision is modified or waived by such managing underwriter or underwriters from time to time). Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to registrations on Form S-4 or Form S-8 or as part of any registration of securities for offering and sale to employees, directors or consultants of the Company and its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement. Notwithstanding anything to the contrary in this Agreement, and subject to Section 2.12, the time periods during which the Company shall be required to file a registration statement or otherwise effect an offering of securities pursuant to Section 2.01, Section 2.02 or Section 2.03 shall be extended for a period equal to the lock-up period required under this Section 2.05(b) to the extent any Holder shall make a request for an offering or sale of securities under any such provision while any lock-up provision shall be in effect.

(c)       Other Shareholders. The Company agrees to use its reasonable best efforts to obtain from each of its directors and officers (to the extent such directors and officers beneficially own Company Shares) an agreement not to effect any public sale or distribution of such securities during any period referred to in this Section 2.05, except as part of any sales or distributions made pursuant to Registrations permitted under Section 2.05(b). Without limiting the foregoing (but subject to Section 2.08), if after the date hereof the Company or any of its Subsidiaries grants any Person any rights to demand or participate in a Registration, the Company shall, and shall cause its Subsidiaries to, provide that the agreement with respect thereto shall include such Person’s agreement to comply with any black-out period required by this Section 2.05 as if it were a Holder hereunder. If requested by the Participating Holder(s) or the managing underwriter or underwriters of any such Underwritten Offering, the Company shall use reasonable best efforts to cause such persons referred to in the first sentence of this Section 2.05(c) to execute a separate agreement to the foregoing effect. This Section 2.05 shall not prohibit any transaction by such person that is permitted by its lock-up agreement entered into in connection with an Underwritten Offering with the managing underwriter or underwriters in such Underwritten Offering (as such lock-up agreement is modified or waived by such managing underwriter or underwriters from time to time). The Company may impose stop-transfer instructions with respect to the Company Shares (or other securities) subject to the foregoing restriction until the end of the period referenced above.

Section 2.06.     Registration Procedures.

(a)       In connection with the Company’s Registration obligations under Sections 2.01, 2.02, 2.03 and 2.04 and subject to the applicable terms and conditions set forth therein, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the plan of distribution requested by the Participating Holder(s) and set forth in the applicable Registration Statement as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(i)     prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Issuer Free Writing Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and the Participating Holders, if any, copies of all documents prepared to be filed, and provide such underwriters and the Participating Holders and their respective counsel with a reasonable opportunity to review and comment on such documents prior to their filing and (y) except in the case of a Registration under Section 2.04, not file any Registration Statement or Prospectus or amendments or supplements thereto to which any Participating Holder or the underwriters, if any, shall reasonably object; provided, that, if the Registration is pursuant to a Registration Statement on Form F-1, Form S-1 or Form S-3 or any similar short-form Registration Statement, the Company shall include in such Registration Statement such additional information for marketing purposes as any Participating Holder or managing underwriter reasonably requests in writing; provided, that the Company may exclude such additional information from the Registration Statement if in its opinion, in consultation with outside legal counsel, such information contains a material misstatement of fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)     prepare and file with the Commission such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Issuer Free Writing Prospectus as may be (x) reasonably requested by any Participating Holder (to the extent such request relates to information relating to such Participating Holder), or (y) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws and SEC Guidance with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement, and prior to the filing of such amendments and supplements, furnish such amendments and supplements to the underwriters, if any, and the Participating Holders, if any, and provide such underwriters and the Participating Holders and their respective counsel with an adequate and appropriate opportunity to review and comment on such amendments and supplements prior to their filing;

(iii)     promptly notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the Commission or any request by the Commission or any other Governmental Authority for amendments or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information, (C) of the issuance or threatened issuance by the Commission of any stop order suspending or threatening to suspend the effectiveness of such Registration Statement or any order by the Commission or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (F) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(iv)     promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(v)     use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(vi)     promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such information as the managing underwriter or underwriters and the Participating Holder(s) agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(vii)     furnish to each Participating Holder and each underwriter, if any, without charge, as many conformed copies as such Participating Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment, post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including any incorporated by reference), provided, that the Company, in its discretion, may satisfy its obligation to furnish any such documents to the Participating Holders and underwriters by filing such documents with the Commission so they are publicly available on the Commission’s EDGAR website;

(viii)     deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Issuer Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto by such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Participating Holder or underwriter), provided, that the Company, in its discretion, may satisfy its obligation to deliver any such documents to the Participating Holders and underwriters by filing such documents with the Commission so they are publicly available on the Commission’s EDGAR website;

(ix)     on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the Participating Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 2.01(f), Section 2.02(d) and Section 2.03(c), whichever is applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(x)     cooperate with the Participating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

(xi)     use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xii)     make such representations and warranties to the Participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

(xiii)     enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as any Participating Holder(s) or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(xiv)     obtain for delivery to the Participating Holders and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Participating Holders or underwriters, as the case may be, and their respective counsel;

(xv)     in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Participating Holders, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the date of the closing of the Underwritten Offering, as specified in the underwriting agreement;

(xvi)     cooperate with each Participating Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA;

(xvii)     use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xviii)     provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xix)     (a) concurrently with the registration under the Securities Act sought under Section 2.01(a), seek registration of the Registrable Securities under the Exchange Act and use its best efforts to obtain approval to list the Registrable Securities on the Designated Exchange; and (b) in the case of a registration under Section 2.02 and 2.03, use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company Shares are then listed or quoted and on each inter-dealer quotation system on which any of the Company Shares are then quoted;

(xx)     in connection with an Underwritten Offering, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by any Participating Holder, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Participating Holder(s) or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; and

(xxi)     in the case of an Underwritten Offering of Registrable Securities pursuant to a Demand Registration or a Marketed Underwritten Shelf Take-Down, in each case, in an amount of at least $25 million, cause appropriate officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise use commercially reasonable efforts to facilitate, cooperate with, and participate in each proposed Underwritten Offering contemplated herein and customary selling efforts related thereto; provided, that such participation shall not unreasonably interfere with the business operations of the Company.

(b)       The Company may require each Participating Holder to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Participating Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(c)       Each Participating Holder agrees that, upon delivery of any notice by the Company of the happening of any event of the kind described in Section 2.06(a)(iii)(C), (D), or (E) or Section 2.06(a)(iv), such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until (i) if such notice relates to an event of the kind described in Section 2.06(a)(iv), such Participating Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 2.06(a)(iv), (ii) such Participating Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, (iii) if such notice relates to an event of the kind described in Section 2.06(a)(iii)(C) or (E), such Participating Holder is advised in writing by the Company of the termination, expiration or cessation of the applicable order or suspension, and (iv) if such notice relates to an event of the kind described in Section 2.06(a)(iii)(D), such Participating Holder is advised in writing by the Company that the representations and warranties of the Company in the applicable underwriting agreement are true and correct in all material respects. The Company may impose stop-transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of the period referenced above. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 2.06(a)(iv) or is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus may be resumed.

Section 2.07.     Underwritten Offerings.

(a)       IPO Registrations; Demand Registrations; and Shelf registrations. If requested by the underwriters for any Underwritten Offering requested by any Participating Holder pursuant to a Registration under Sections 2.01, 2.02 or 2.03, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each Participating Holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 2.10. Each Participating Holder shall cooperate reasonably with the Company in the negotiation of such underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof. The Participating Holders shall be parties to such underwriting agreement, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Participating Holders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Participating Holders. Any such Participating Holder shall not be required to make any representations or warranties to, or agreements with, the Company or the underwriters in connection with such underwriting agreement other than customary representations, warranties or agreements regarding such Participating Holder (but not such Participating Holder’s knowledge about the Company), such Participating Holder’s title to the Registrable Securities, such Participating Holder’s authority to sell the Registrable Securities, such Participating Holder’s intended method of distribution, absence of liens with respect to the Registrable Securities, receipt of all required consents and approvals with respect to the entry into such underwriting agreement and the sale of such Registrable Securities and any other representations required to be made by such Participating Holder under applicable law, rule or regulation, and the aggregate amount of the liability of such Participating Holder in connection with such underwriting agreement shall not exceed such Participating Holder’s net proceeds after underwriting commissions and discounts (but before any taxes and expenses which may be payable by such Participating Holder) from such Underwritten Offering.

(b)       [Reserved].

(c)       Piggyback Registrations. If the Company proposes to Register any of its securities under the Securities Act as contemplated by Section 2.04 and such securities are to be distributed in an Underwritten Offering through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 2.04 and subject to the provisions of Section 2.04(b), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration. The Participating Holders shall be parties to the underwriting agreement between the Company and such underwriters, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Participating Holders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Participating Holders. Any such Participating Holder shall not be required to make any representations or warranties to, or agreements with the Company or the underwriters in connection with such underwriting agreement other than customary representations, warranties or agreements regarding such Participating Holder (but not such Participating Holder’s knowledge about the Company), such Participating Holder’s title to the Registrable Securities, such Participating Holder’s authority to sell the Registrable Securities, such Participating Holder’s intended method of distribution, absence of liens with respect to the Registrable Securities, receipt of all required consents and approvals with respect to the entry into such underwriting agreement and the sale of such Registrable Securities or any other representations required to be made by such Participating Holder under applicable law, rule or regulation, and the aggregate amount of the liability of such Participating Holder in connection with such underwriting agreement shall not exceed such Participating Holder’s net proceeds after underwriting commissions and discounts (but before any taxes and expenses which may be payable by such Participating Holder) from such Underwritten Offering.

(d)       Participation in Underwritten Registrations. Subject to the provisions of Sections 2.07(a) and (c) above, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(e)       Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 2.01, 2.02 or 2.03, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Requesting Holder(s) participating in such Underwritten Offering.

Section 2.08.     No Inconsistent Agreements; Additional Rights. The Company is not currently a party to, and shall not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement, including allowing any other holder or prospective holder of any securities of the Company (a) registration rights in the nature or substantially in the nature of those set forth in Section 2.01, Section 2.02, Section 2.03 or Section 2.04 that would have priority over the Registrable Securities with respect to the inclusion of such securities in any Registration (except to the extent such registration rights are solely related to Registrations of the type contemplated by Section 2.04(a)(ii) through (iv)) or (b) demand registration rights in the nature or substantially in the nature of those set forth in Section 2.02 or Section 2.02 that are exercisable prior to such time as the Requesting Holders can first exercise their rights under Section 2.02 or Section 2.03.

Section 2.09.     Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company (including, for the avoidance of doubt, in connection with any IPO Demand, Demand Registration, Shelf Registration or any Shelf Take-Down, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission or FINRA, including, if applicable, the reasonable and documented fees and expenses of any “qualified independent underwriter,” as such term is defined in FINRA Rule 5121 (or any successor provision) and of its counsel (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including fees and disbursements of one firm of counsel for the underwriters in connection with “Blue Sky” qualifications of the Registrable Securities up to an aggregate maximum of $25,000), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses and Issuer Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audits incidental to or required by any Registration or qualification and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires, (vi) all fees and expenses incurred in connection with the listing of Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, (viii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (ix) all expenses incurred by the Company and its directors and officers related to any analyst or investor presentations or any “road-shows” for any Underwritten Offering, including all travel, meals and lodging, (x) reasonable and documented fees, out-of-pocket costs and expenses of one firm of counsel selected by the Holder(s) of a majority of the Registrable Securities covered by each Registration Statement, (xi) fees and disbursements of underwriters customarily paid by issuers and sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) fees and expense payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies and (xiv) any other fees and disbursements customarily paid by the issuers of securities. All such fees and expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any underwriting fees, discounts and commissions, or any transfer taxes or similar taxes or charges, if any, attributable to the sale of Registrable Securities, and all such fees, discounts, commissions, taxes and charges related to any Registrable Securities shall be the sole responsibility of the Holder of such Registrable Securities.

Section 2.10.     Indemnification.

(a)       Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each of the Holders, each of their respective direct or indirect partners, members or shareholders and each of such partner’s, member’s or shareholder’s partners members or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees or agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives (collectively, the “Stockholder Parties”) from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable and documented costs and expenses of investigation and reasonable and documented attorneys’, accountants’ and experts’ fees and expenses) (each, a “Loss” and collectively “Losses”) insofar as such Losses arise out of or are relating to (i) any failure by the Company to comply with the covenants and agreements contained in this Agreement, (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein, which shall include any information that has been deemed to be a part of any Prospectus under Rule 159 under the Securities Act), any Issuer Free Writing Prospectus or amendment or supplement thereto, (iii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse, as incurred, each such Stockholder Party for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the Company shall not be liable to any Stockholder Party to the extent that any such Loss arises out of or is relating to an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or other document in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof (including without limitation any written information provided for inclusion in the Registration Statement pursuant to Section 2.06(a)(i)). This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Stockholder Party and shall survive the transfer of such securities by such Holder. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) as may be reasonably requested by any such parties and on customary terms.

(b)       Indemnification by the Participating Holders. Each Participating Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act), and each other Holder, each of such other Holder’s respective direct or indirect partners, members or shareholders and each of such partner’s, member’s or shareholder’s partners members or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees or agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against (i) any Losses resulting from any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Participating Holder’s Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein, which shall include any information that has been deemed to be a part of any Prospectus under Rule 159 under the Securities Act) or any Issuer Free Writing Prospectus or amendment or supplement thereto, or (ii) any Losses resulting from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in information furnished in writing by such Participating Holder to the Company specifically for inclusion in such Registration Statement (including, without limitation, any written information provided for inclusion in the Registration Statement pursuant to Section 2.06(a)(i)) and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, Prospectus, offering circular, Issuer Free Writing Prospectus or other document, in reliance upon and in conformity with written information furnished to the Company by such Participating Holder expressly for use therein, and (iii) in the event that the Company notifies such Participating Holder in writing of the occurrence of an event of the type specified in Section 2.06(a)(iv), to the extent, and only to the extent, of any Losses resulting from such Participating Holder’s use of an outdated or defective Prospectus or Issuer Free Writing Prospectus after the date of such notice and prior to the date that its disposition of Registrable Securities pursuant to such Registration Statement may be resumed pursuant to Section 2.06(c) or, if applicable, such Participating Holder’s failure to use the supplemented or amended Prospectus or Issuer Free Writing Prospectus delivered to it pursuant to Section 2.06(a)(iv), but only to the extent that the use of such supplemented or amended Prospectus or Issuer Free Writing Prospectus would have corrected the misstatement or omission giving rise to such Loss, and (iv) in the event that the Company delivers to such Participating Holder a Postponing Officer’s Certificate or a Suspending Officer’s Certificate, to the extent, and only to the extent, of any Losses resulting from such Participating Holder’s disposition of Registrable Securities pursuant to such Registration Statement after the date of such certificate in contravention of the applicable restrictions under Sections 2.02(b) or 2.02(e). In no event shall the liability of such Participating Holder hereunder be greater in amount than the dollar amount of the net proceeds after underwriting commissions and discounts (but before any taxes and expenses which may be payable by such Participating Holder) received by such Participating Holder under the sale of Registrable Securities giving rise to such indemnification obligation.

(c)       Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 2.10 shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after delivery of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of independent outside counsel) that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such indemnified party (based upon advice of independent outside counsel), an actual or potential conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action, consent to entry of any judgment or enter into any settlement, in each case without the prior written consent (not to be unreasonably withheld) of the indemnified party, unless the entry of such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party, and provided that any sums payable in connection with such settlement are paid in full by the indemnifying party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.10(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties, or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels not to exceed, at any one time, a total of two (2) separate firms, in the aggregate for all indemnified parties, admitted to practice in such jurisdiction.

(d)       Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.10 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the Commission by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.10(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.10(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.10(a) and 2.10(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.10(d), in connection with any Registration Statement filed by the Company, a Participating Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds after underwriting commissions and discounts (but before any taxes and expenses which may be payable by such Participating Holder) received by such Participating Holder under the sale of Registrable Securities giving rise to such contribution obligation less any amount paid by such Participating Holders pursuant to Section 2.10(b). Each Participating Holder’s obligation to contribute pursuant to this Section 2.10 is several in the proportion that the proceeds of the offering received by such Participating Holder bears to the total proceeds of the offering received by all such Participating Holders and not joint. If indemnification is available under this Section 2.10, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.10(a) and 2.10(b) hereof without regard to the provisions of this Section 2.10(d).

(e)       No Exclusivity. The remedies provided for in this Section 2.10 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at law or in equity or pursuant to any other agreement.

(f)        Survival. The indemnities provided in this Section 2.10 shall survive the transfer of any Registrable Securities by such Holder.

(g)       Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and each Participating Holder with respect to any required registration or other qualification of securities under any law other than the Securities Act or the Exchange Act.

Section 2.11.     Rules 144 and 144A and Regulation S. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of any Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act), all to the extent required from time to time to enable the Holders to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the reasonable request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 2.12.     Limitation on Registrations and Underwritten Offerings. Notwithstanding the rights and obligations set forth in Section 2.02 and Section 2.03, in no event shall the Company be obligated to take any action to effect any Demand Registration or any Marketed Underwritten Shelf Take-Down within 90 days after the consummation of a previous Demand Registration or Marketed Underwritten Shelf Take-Down.

Section 2.13.     In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of its Company Shares to such Holder’s direct or indirect equityholders, the Company will reasonably cooperate with and assist such Holder, such equityholders and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Holder (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of Company Shares without restrictive legends, to the extent the restrictions set forth therein are no longer applicable).

ARTICLE III

MISCELLANEOUS

Section 3.01.     Term. This Agreement shall terminate with respect to any Holder, (i) if such Holder and its Affiliates beneficially own less than one percent (1)% of the outstanding Company Shares, if all of the Registrable Securities then owned by such Holder and its Affiliates could be sold in any ninety (90)-day period pursuant to Rule 144 without restriction as to volume or manner of sale or (ii) if all of the Registrable Securities held by such Holder have been sold in a Registration pursuant to the Securities Act or pursuant to an exemption therefrom.

Section 3.02.     Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

Section 3.03.     Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted via facsimile, with confirmation of transmission, to the number set out below or on Schedule I, as applicable, (c) the day following the day (except if not a Business Day then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight air courier service, (d) when transmitted via email (including via attached pdf document), with confirmation of receipt, to the email address set out below or on Schedule I, as applicable or (e) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties as applicable, at the address set out below or on Schedule I (or such other address as such Holder may specify by notice to the Company in accordance with this Section 3.03) and the Company at the following addresses:

To the Company:

Eagle Bulk Shipping Inc.
300 First Stamford Place
5th Floor
Stamford, CT 06902
Attention: Adir Katzav
Facsimile: (203) 276-8199
Email: akatzav@eagleships.com

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
1333 New Hampshire Avenue, N.W.
Washington, DC 20036
Attention: Daniel Fisher, Esq.

Facsimile: (202) 887-4288
Email: dfisher@akingump.com

Section 3.04.     Recapitalization. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

Section 3.05.     Amendment. The terms and provisions of this Agreement may only be amended, modified or waived at any time and from time to time by a writing executed by the Company and the Holders of a majority of the Registrable Securities then outstanding; provided, that if any such amendment, modification or waiver shall adversely affect the rights of any Holder, the consent of all such affected Holders shall be required.

Section 3.06.     Successors, Assigns and Transferees. The rights and obligations of each party hereto may not be assigned, in whole or in part, without the written consent of the Company; provided, however, that notwithstanding the foregoing, the rights and obligations set forth herein may be assigned, in whole or in part, by any Holder to any of its Affiliates and such transferee shall, with the consent of the transferring Holder, be treated as a “Holder” for all purposes of this Agreement (each Person to whom the rights and obligations are assigned in compliance with this Section 3.06 is a “Permitted Assignee” and all such Persons, collectively, are “Permitted Assignees”); provided, further, that such transferee shall only be admitted as a party hereunder upon its, his or her execution and delivery of a joinder agreement in substantially the form attached as Exhibit A hereto, agreeing to be bound by the terms and conditions of this Agreement as if such Person were a party hereto (together with any other documents the Holders determine are necessary to make such Person a party hereto), whereupon such Person will be treated as a Holder for all purposes of this Agreement, with the same rights, benefits and obligations hereunder as the transferring Holder with respect to the transferred Registrable Securities (except that if the transferee was a Holder prior to such transfer, such transferee shall have the same rights, benefits and obligations with respect to such transferred Registrable Securities as were applicable to Registrable Securities held by such transferee prior to such transfer).

Section 3.07.     Binding Effect. Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

Section 3.08.     Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than those Persons entitled to indemnity or contribution under Section 2.10, each of whom shall be a third party beneficiary thereof) any right, remedy or claim under or by virtue of this Agreement.

Section 3.09.     Governing Law; Jurisdiction; Agent For Service. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY (I) AGREES THAT ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE COMPANY ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK OR THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK (COLLECTIVELY, THE “SPECIFIED COURTS”), (II) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING IN THE SPECIFIED COURTS AND IRREVOCABLY AND UNCONDITIONALLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (III) SUBMITS TO THE EXCLUSIVE JURISDICTION (EXCEPT FOR PROCEEDINGS INSTITUTED IN REGARD TO THE ENFORCEMENT OF A JUDGMENT OF ANY SUCH COURT, AS TO WHICH SUCH JURISDICTION IS NON-EXCLUSIVE) OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE COMPANY HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS AT THE ADDRESS SPECIFIED IN SECTION 3.03 HEREOF, IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, IN ANY SUCH ACTION ARISING OUT OF OR BASED ON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHICH MAY BE INSTITUTED IN ANY SPECIFIED COURT AND HEREBY WAIVES ANY REQUIREMENTS OF OR OBJECTIONS TO PERSONAL JURISDICTION WITH RESPECT THERETO. SERVICE OF PROCESS UPON THE COMPANY AT THE ADDRESS SPECIFIED IN SECTION 3.03 HEREOF SHALL BE DEEMED, IN EVERY RESPECT, EFFECTIVE SERVICE OF PROCESS UPON THE COMPANY.

Section 3.10.     Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.10.

Section 3.11.     Immunity Waiver. The Company hereby irrevocably waives, to the fullest extent permitted by law, any immunity to jurisdiction to which it may otherwise be entitled (including, without limitation, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement.

Section 3.12.     Entire Agreement. This Agreement sets forth the entire agreement among the parties hereto with respect to the subject matter hereof. Any prior agreements or understandings among the parties hereto regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

Section 3.13     Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.14.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 3.15.     Headings. The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EAGLE BULK SHIPPING INC.

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

HOLDERS:

GOLDENTREE 2004 TRUST

By:	GoldenTree Asset Management LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

GT NM, L.P.

By:	GoldenTree Asset Management LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

SAN BERNARDINO COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

By:	GoldenTree Asset Management LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[Signature Page to Registration Rights Agreement]

LISA AND STEVEN TANANBAUM FAMILY FOUNDATION

By:	/s/ Steven A. Tananbaum
Name:	Steven A. Tananbaum
Title:	Authorized Signatory

STEVEN A. TANANBAUM

/s/ Steven A. Tananbaum

[Signature Page to Registration Rights Agreement]

OCM OPPS EB HOLDINGS LTD.

By:	Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Managing Director

By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By:	Oaktree Huntington Investment Fund GP, L.P., its General Partner

By:	Oaktree Huntington Investment Fund GP Ltd., its General Partner

By:	Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan
Title:	Managing Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

OAKTREE OPPORTUNITIES FUND VIIIB, L.P.

By:	Oaktree Opportunities Fund VIIIb GP, L.P., its General Partner

By:	Oaktree Opportunities Fund VIIIb GP Ltd., its General Partner

By:	Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan
Title:	Managing Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

OAKTREE OPPORTUNITIES FUND VIIIB (PARALLEL), L.P.

By:	Oaktree Opportunities Fund VIIIb GP, L.P., its General Partner

By:	Oaktree Opportunities Fund VIIIb GP Ltd., its General Partner

By:	Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan
Title:	Managing Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

OAKTREE OPPORTUNITIES IX, L.P.

By:	Oaktree Opportunities Fund IX GP, L.P., its General Partner

By:	Oaktree Opportunities Fund IX GP Ltd., its General Partner

By:	Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan
Title:	Managing Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

OAKTREE OPPORTUNITIES FUND IX (PARALLEL), L.P.

By:	Oaktree Opportunities Fund IX GP, L.P., its General Partner

By:	Oaktree Opportunities Fund IX GP Ltd., its General Partner

By:	Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan
Title:	Managing Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

OAKTREE OPPORTUNITIES FUND IX (PARALLEL 2), L.P.

By:	Oaktree Opportunities Fund IX GP, L.P., its General Partner

By:	Oaktree Opportunities Fund IX GP Ltd., its General Partner

By:	Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan
Title:	Managing Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P., its General Partner

By:	Oaktree Value Opportunities Fund GP Ltd., its General Partner

By:	Oaktree Capital Management, L.P., its Director

By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan
Title:	Managing Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

[Signature Page to Registration Rights Agreement]

SCHEDULE I

1.     OAKTREE ENTITIES:

OCM Opps EB Holdings Ltd.

Oaktree Value Opportunities Fund, L.P.

Oaktree Huntington Investment Fund, L.P.

Oaktree Opportunities Fund VIIIB, L.P.

Oaktree Opportunities Fund VIIIB (Parallel), L.P.

Oaktree Opportunities Fund IX, L.P.

Oaktree Opportunities Fund IX (Parallel), L.P.

Oaktree Opportunities Fund IX (Parallel 2), L.P.

Contact Information for Oaktree Entities:

333 South Grand Avenue, 28th Floor
Los Angeles, CA, 90071
Telephone: 213.830.6300
Attn: Ken Liang, email kliang@oaktreecap.com

With a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison, LLP
1285 Avenue of the Americas
New York, New York, 10019
Telephone: 212.373.3000
Attn: Tracey Zaccone, email tzaccone@paulweiss.com

2.     GOLDENTREE ENTITIES AND PERSONS:

GoldenTree 2004 Trust

GT NM, L.P.

San Bernardino County Employees’ Retirement Association

Steven A. Tananbaum

Contact Information for GoldenTree Entities and Mr. Tananbaum:

GoldenTree Asset Management LP

300 Park Avenue, 21st Floor

New York, NY 10022

Telephone: 212.847.3500

Facsimile: 212.847.3496

Attn: Peter Alderman, email palderman@goldentree.com

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: 212.728.8267
Facsimile: 212.728.9267
Attn: Michael A. Schwartz, Esq., email mschwartz@willkie.com

3.     THE TANANBAUM FOUNDATION

Lisa and Steven Tananbaum Family Foundation

Contact Information for the Tananbaum Foundation:

Lisa and Steven Tananbaum Family Foundation

10 Loden Lane

Purchase, NY 10577

Facsimile: 212-847-3559

Attn: Steven Tananbaum, email stananbaum@goldentree.com

EXHIBIT A

FORM OF JOINDER

THIS JOINDER (this “Joinder”) to the Amended and Restated Registration Rights Agreement dated as of May [●], 2016, by and among Eagle Bulk Shipping Inc., a Marshall Islands corporation (the “Company”), and the Persons set forth on Schedule I thereto (the “Registration Rights Agreement”), is made and entered into as of [ ], by and between the Company and [ ] (the “Assuming Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, the Assuming Holder has acquired certain Registrable Securities from [ ].

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties to this Joinder hereby agree as follows:

1.     Agreement to be Bound. The Assuming Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed a Holder for all purposes thereof.

2.     Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and the Assigning Holder and its successors, heirs and assigns.

3.     Notices. For purposes of Section 3.03 (Notices) of the Registration Rights Agreement, all notices, requests and demands to the Assigning Holder shall be directed to:

[Name]
[Address]

4.     Governing Law. The provisions of Section 3.09 (Governing Law; Jurisdiction; Agent for Service), Section 3.10 (Waiver of Jury Trial) and Section 3.14 (Counterparts) of the Registration Rights Agreement are incorporated herein by reference as if set forth in full herein and shall apply to the terms and provisions of this Joinder and the parties hereto mutatis mutandis.

5.     Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Joinder to the Registration Rights Agreement as of the date first written above.

EAGLE BULK SHIPPING INC.

By:
Name:
Title:

[HOLDER]

By:
Name:
Title: